EX99.j.1

                         Consent of Independent Auditors

We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights"  in the Prospectus  and  "Independent  Auditors" in the Statement of
Additional Information and to the incorporation by reference of our report dated
July 27, 2001, in the Registration  Statement (Form N-1A) and related Prospectus and Statement of  Additional  Information  of David L. Babson Growth Fund,  Inc.
filed  with  the  Securities  and  Exchange  Commission  in this  Post-Effective
Amendment No. 79 under the Securities Act of 1933 (Registration No. 2-15530) and
Amendment  No. 80 under the  Investment  Company Act of 1940  (Registration  No.
811-901).

                                        /s/Ernst & Young LLP
                                        Ernst & Young LLP

Kansas City, Missouri
October 26, 2001

EX99.j.1

                         Consent of Independent Auditors

We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights"  in the Prospectus  and  "Independent  Auditors" in the Statement of
Additional Information and to the incorporation by reference of our report dated
July 27, 2001, in the Registration  Statement (Form N-1A) and related Prospectus and Statement of Additional  Information of D. L. Babson Money Market Fund, Inc.
filed  with  the  Securities  and  Exchange  Commission  in this  Post-Effective
Amendment No. 28 under the Securities Act of 1933 (Registration No. 2-65761) and
Amendment  No. 30 under the  Investment  Company Act of 1940  (Registration  No.
811-2963).

                                        /s/Ernst & Young LLP
                                        Ernst & Young LLP

Kansas City, Missouri
October 26, 2001

EX99.j.1

                         Consent of Independent Auditors

We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights"  in the Prospectus  and  "Independent  Auditors" in the Statement of
Additional Information and to the incorporation by reference of our report dated
July 27, 2001, in the Registration  Statement (Form N-1A) and related Prospectus and Statement of Additional  Information of D. L. Babson  Tax-Free  Income Fund,
Inc. filed with the Securities  and Exchange  Commission in this  Post-Effective
Amendment No. 28 under the Securities Act of 1933 (Registration No. 2-65489) and
Amendment  No. 29 under the  Investment  Company Act of 1940  (Registration  No.
811-2948).

                                        /s/Ernst & Young LLP
                                        Ernst & Young LLP

Kansas City, Missouri
October 26, 2001

EX99.j.1

                         Consent of Independent Auditors

We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights"  in the Prospectus  and  "Independent  Auditors" in the Statement of
Additional Information and to the incorporation by reference of our report dated
July 27, 2001, in the Registration  Statement (Form N-1A) and related Prospectus and Statement of Additional  Information of Babson-Stewart  Ivory  International
Fund,   Inc.  filed  with  the  Securities  and  Exchange   Commission  in  this
Post-Effective  Amendment No. 18 under the Securities Act of 1933  (Registration
No.  33-17762)  and Amendment  No. 19 under the  Investment  Company Act of 1940
(Registration No. 811-5386).

                                        /s/Ernst & Young LLP
                                        Ernst & Young LLP

Kansas City, Missouri
October 26, 2001

EX99.j.1

                         Consent of Independent Auditors

We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights"  in the Prospectus  and  "Independent  Auditors" in the Statement of
Additional Information and to the incorporation by reference of our report dated
July 27, 2001, in the Registration  Statement (Form N-1A) and related Prospectus and Statement of Additional  Information  of Shadow Stock Fund,  Inc. filed with the Securities and Exchange Commission in this  Post-Effective  Amendment No. 18 under the Securities Act of 1933  (Registration  No. 33-15074) and Amendment No.
20 under the Investment Company Act of 1940 (Registration No. 811-5218).

                                        /s/Ernst & Young LLP
                                        Ernst & Young LLP

Kansas City, Missouri
October 26, 2001

EX99.j.1

                         Consent of Independent Auditors

We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights"  in the Prospectus  and  "Independent  Auditors" in the Statement of
Additional Information and to the incorporation by reference of our report dated
July 27, 2001, in the Registration  Statement (Form N-1A) and related Prospectus and Statement of Additional  Information of Babson  Enterprise  Fund, Inc. filed with the Securities and Exchange Commission in this Post-Effective Amendment No.
22 under the Securities Act of 1933 (Registration No. 2-85791) and Amendment No.
23 under the Investment Company Act of 1940 (Registration No. 811-3823).

                                        /s/Ernst & Young LLP
                                        Ernst & Young LLP

Kansas City, Missouri
October 26, 2001

EX99.j.1

                         Consent of Independent Auditors

We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights"  in the Prospectus  and  "Independent  Auditors" in the Statement of
Additional Information and to the incorporation by reference of our report dated
July 27, 2001, in the Registration  Statement (Form N-1A) and related Prospectus and Statement of Additional Information of Babson Enterprise Fund II, Inc. filed with the Securities and Exchange Commission in this Post-Effective Amendment No.
13 under the Securities Act of 1933  (Registration  No.  33-39321) and Amendment
No. 14 under the Investment Company Act of 1940 (Registration No. 811-6252).

                                        /s/Ernst & Young LLP
                                        Ernst & Young LLP

Kansas City, Missouri
October 26, 2001

EX99.j.1

                         Consent of Independent Auditors

We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights"  in the Prospectus  and  "Independent  Auditors" in the Statement of
Additional Information and to the incorporation by reference of our report dated
July 27, 2001, in the Registration  Statement (Form N-1A) and related Prospectus and Statement of Additional  Information  of Babson Value Fund,  Inc. filed with the Securities and Exchange Commission in this  Post-Effective  Amendment No. 20 under the Securities Act of 1933 (Registration No. 2-93363) and Amendment No. 22
under the Investment Company Act of 1940 (Registration No. 811-4114).

                                        /s/Ernst & Young LLP
                                        Ernst & Young LLP

Kansas City, Missouri
October 26, 2001

EX99.j.1

                         Consent of Independent Auditors

We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights"  in the Prospectus  and  "Independent  Auditors" in the Statement of
Additional Information and to the incorporation by reference of our report dated
July 27, 2001, in the Registration  Statement (Form N-1A) and related Prospectus and  Statement of Additional  Information  of D. L. Babson Bond Trust filed with the Securities and Exchange Commission in this Post-Effective  Amendment No. 102 under the Securities Act of 1933  (Registration  No.  2-10002) and Amendment No.
102 under the Investment Company Act of 1940 (Registration No. 811-495).

                                        /s/Ernst & Young LLP
                                        Ernst & Young LLP

Kansas City, Missouri
October 26, 2001